UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

HANESBRANDS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

HANESBRANDS INC.

Meeting Information
Meeting Type:          Annual
For holders as of:   February 18, 2010
Date: April 27, 2010     Time: 8:30 a.m., Eastern Time

Location:	Jumeirah Essex House, Grand Salon 160 Central Park South New York, NY 10019
For directions to the Jumeirah Essex House, call 212-247-0300 or visit www.jumeirahessexhouse.com
You are receiving this Notice of Annual Meeting and Internet Availability because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT                     ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2010, to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: To attend the meeting in person, you must present an admission ticket and some form of government-issued photo identification (such as a valid driver’s license or passport). This Notice of Annual Meeting and Internet Availability will serve as your admission ticket. At the meeting, you will need to request a ballot to vote these shares.
Authorize Your Proxy By Internet: To vote now by Internet, go to www.proxyvote.com up until 11:59 p.m. Eastern time the day before the meeting date or any cut-off date described in the Proxy Statement. Have the 12 Digit Control Number available and follow the instructions.
Authorize Your Proxy By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors

Nominees:

	01) Lee A. Chaden	06) Ronald L. Nelson
	02) Bobby J. Griffin	07) Richard A. Noll
	03) James C. Johnson	08) Andrew J. Schindler
	04) Jessica T. Mathews	09) Ann E. Ziegler
05) J. Patrick Mulcahy

The Board of Directors recommends that you vote FOR the following proposal:

2.	To ratify the appointment of PricewaterhouseCoopers LLP as Hanesbrands’ independent registered public accounting firm for Hanesbrands’ 2010 fiscal year

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof